JULY 2014 Healthcare Trust of America, Inc. (HTA) Shareholder Presentation Exhibit 99.1

Leading owner of Medical Office Buildings Forward Looking Statements This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include information concerning possible or assumed future results of operations of our company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2013 Annual Report on Form 10-K and our quarterly report on Form 10-Q for the quarter ended March 31, 2014. Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (normalized FFO), funds available for distribution (FAD), normalized funds available for distribution (normalized FAD), annualized base rents, net operating income (NOI), cash net operating income (cash NOI), same-property cash NOI, adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), on-campus/aligned, and tenant retention, please see our company’s earnings press release issued on April 29, 2014 and our company’s Supplemental Financial Package for the quarter ended March 31, 2014, each of which is available in the investor relations section of our company’s website located at www.htareit.com. 2

HTA Summary 3 Dedicated Medical Office Building Owner Core, Critical Real Estate Nationally Focused Asset Management & Leasing Platform Disciplined, Accretive Investments Strong, Conservative Investment Grade Balance Sheet Unique Corporate Focus & Execution in Attractive Sector

HTA Overview

Great portfolio and enterprise platform in growing healthcare assets

HTA Healthcare Trust of America, Inc. NYSE: HTA

HTA is a leading, dedicated owner and operator of medical office buildings ("MOBs") in the United States.

- **We believe MOBs are attractive investments given their long term performance**
  - Stable asset class – defensive cash flows
  - Long-term appreciation through well located and efficient properties
  - Strong outlook for continued tenant demand
- **Healthcare is experiencing significant growth driven by sector tailwinds**
  - Aging demographics
  - Affordable Care Act adding 25 to 35 million insured
  - Strong healthcare employment growth – fastest growing sector in the U.S.
- **Well located MOBs are core, critical real estate**
  - Traditional real estate that HTA can operate for maximum performance
  - On-campus MOBs benefit from significant investment and synergies with health system
  - Limited new supply with growing health care demand
- **High-quality portfolio operated by its dedicated asset management platform**
  - 14.5 million square feet across 27 states
  - 96% of GLA is located on-campus or affiliated with leading health systems
  - Located in attractive and growing markets: Florida, Texas, Boston, etc.
  - Dedicated property management and leasing covering 90% of portfolio GLA
- **Fortress balance sheet – providing strength and flexibility for the long term**
  - Investment Grade (BBB/Baa2) with upgrades from both S&P and Moody's in last 7 months
  - Significant liquidity allowing for opportunistic growth
  - Consistently low leverage - 31% Total Debt to Total Capitalization at 03/31/14

HTA Key Facts (3/31/14)

Occupancy: 91.2%
Investment: $3.2 Billion*
Gross Leasable Area (SF): 14.5 Million*
On-Campus Aligned: 96%
Tenant Retention: 84%
% of Properties on In-House Platform: 89%
Credit Rated Tenants: 57%
Investment Grade Credit Ratings: BBB / Baa2
Leverage: 31.1%

Presence in 27 States

(Based on Invested $)



TX 16%
FL 13%
AZ 8%
MA 8%
SC 7%
IN 6%
NY 6%
PA 5%
Other 31%

Note: As of 03/31/14, updated to include 2014 announced acquisitions

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Experienced Management Team

Over 86 years of combined experience

HTA
Healthcare Trust of America, Inc.
NYSE: HTA



Scott D. Peters
Chairman, CEO, and President

- Co-Founded HTA in 2006 (NYSE 2012)
- CEO & Director of Grubb & Ellis (NYSE), '07-'08
- CEO & Director of NNN Realty Advisors, '06-'08
- EVP, CFO, Triple Net Properties, Inc., '04-'06
- Co-Founder, CFO & Director of Golf Trust of America, Inc. (AMEX), '97-'07
- EVP, Pacific Holding Company/LSR, '92-'96
- EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), '88-'92



Kellie S. Pruitt, EVP - Chief Financial Officer

- VP of Financial Reporting and Compliance, Fender Musical Instruments Corporation, '07-'08
- Senior Manager, Real Estate and Public Companies, Deloitte and Touche, LLP, '95-'07
- Certified Public Accountant, Texas and Arizona



Mark D. Engstrom, EVP - Acquisitions

- CEO, InSite Medical Properties, '06–'09
- Mgr. of Real Estate Services, Hammes Company, '01–'05
- Vice President, PM Realty Group, '98–'01
- Founder/Principal–Pacific Health Properties, '95–'98
- Hospital Administrator, Good Samaritan Health System, '87–'95



Amanda L. Houghton, EVP - Asset Management

- Manager of Joint Ventures, Glenborough LLC, '06–'09
- Senior Analyst, ING Clarion, '05 –'06
- Senior Analyst, Weyerhauser Realty Investors, '04–'05
- RSM EquiCo and Bernstein, Conklin, & Balcombe, '01-'03
- Appointed to the NAIOP Medical & Life Sciences Forum



Robert A. Milligan, EVP – Corporate Finance

- Vice President, Bank of America Merrill Lynch, '07–'11
- Senior Analyst / Financial Management Program, General Electric, '03 –'07

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Execution Since NYSE Listing 6 Lincoln Medical Center Lincoln, CO | Acquired 2013

Accomplishments Since NYSE Listing 7 HTA listed its shares on the NYSE on June 6, 2012. Since then, we have executed on all aspects of our company philosophy, delivering superior returns for our shareholders. • Grew quarterly Normalized FFO per Share by 29% to $0.18 in 1Q14 • Operated our portfolio for long term growth, with 3.0% same store growth for 6 straight quarters. o Grew HTA’s property management and leasing platform to cover over 90% of the portfolio o Strong leasing fundamentals with occupancy growth and high tenant retention o Significant expense savings resulting from long term management focus • Invested in high value, core critical MOB assets – growing our investment base by approximately 28% o Acquired over $675 million of medical office buildings since our listing o 90% of acquisitions by investment were located the campus of leading health systems o Significant expansion in key markets demonstrating attractive growth: Boston, Miami, and Texas • Significant shareholder expansion with full liquidity for original shareholders o Completed the phased in liquidity program, with attractive annual returns o Increased long term, institutional shareholder base to over 60% of float o Improved access to equity capital for long term growth • Fortress balance sheet, positioned for continued stability, growth and expansion o Maintained low leverage and high liquidity – only 31% of total capitalization at 3/31/14 o Credit rating upgrades from both Moody’s and Standard and Poor’s o Raised over $1.0 billion in low cost capital, improving HTA’s competitiveness for accretive growth Strong execution and shareholder returns on the public stage

NYSE Listed Strong Execution Equals Strong Shareholder Returns 8 • Strong, predictable dividend. Current yield of 4.8% • Since Founding: Total Returns of 103%, over 9.5% per annum (1/1/2007 to 6/30/2014) • Significantly outperformed RMZ and S&P during both of these periods HTA Total Returns Since Inception +103% +63% +32% HTA Founded – Public, Non-Traded REIT -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% 20 07 20 07 20 07 20 07 20 08 20 08 20 08 20 08 20 09 20 09 20 09 20 09 20 10 20 10 20 10 20 10 20 11 20 11 20 11 20 11 20 12 20 12 20 12 20 12 20 13 20 13 20 13 20 13 20 14 20 14 HTA US REIT Index (RMS) S&P 500

Company & Sector Overview 9 Largo Medical Center Largo, FL | Acquired 2013

Favorable Macroeconomic Trends 10 Aging Population Healthcare Sector is Growing Sources: Centers for Medicare & Medicaid Services, U.S. Census Bureau, Bureau of Labor Statistics, Congressional Budget Office, Rosen Consulting Group 41% 38% 25% 24% 24% 18% 11% 0% 20% 40% 60% Occupational Therapists &… Physician Assistants Registered Nurses Healthcare Techs Total Healthcare Physicians and Surgeons All Occupations - Total U.S. Projected U.S. Employment Growth (2012-2022 Est) Affordable Care Act Expands Access Healthcare Employment Is Strong 10% 12% 14% 16% 18% 20% 22% 0 20 40 60 80 100 1980 1990 2000 2010 2020f 2030f 2040f 2050f % of Population Millions 65+ Population 65+ Population and % of Population % of Population Additional Insured by 2020 4% 6% 8% 10% 12% 14% 16% 18% 20% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015f 2020f % of GDP Total National Health Expenditures Spending as a % of GDP Annual U.S. Healthcare Expenditures Trillions 200 210 220 230 240 250 Before ACA After ACA 221 226 Key for long term real estate performance

MOB Supply And Demand Sources: Marcus & Millichap, Rosen Consulting Group 11 Limited New Supply • Rental rates are still below 2008 levels • Rates are now experiencing positive growth • Supply and demand could have favorable impact on rates in the future • Barriers to entry for On-Campus MOBs • Recovery in traditional office could positively impact tenant comparisons Constrained Rents 0 5 10 15 20 25 30 2008 2009 2010 2011 2012 2013 SF, Millions Medical Office Construction Completions -4% -2% 0% 2% 4% 6% 8% 10% $19 $20 $21 $22 $23 $24 $25 $26 $27 2008 2009 2010 2011 2012 2013 2014f 2015f 2016f Annual Growth $/SF per Year Medical Office Asking Rental Rate Rental Rate YoY Rent Growth • Medical office development has declined by 70% since 2008 • Near term development is expected to remain limited • Limited new supply, despite expected increase in healthcare utilization Attractive stability – positive for leasing fundamentals

Portfolio Overview 12 GHS Patewood MOB A Greenville, SC| Acquired 2009

Leading owner of Medical Office Buildings National Portfolio That Is Traditional Real Estate 13 Key Markets * As of 03/31/14, including announced acquisitions closed or under contract National Portfolio: Presence in 27 States Lincoln Medical Center Lincoln, CO | Acquired 2013 % b y G LA Operating Portfolio – Primarily Multi-Tenant Multi- tenant, 69% Single tenant, 31% • Primarily multi-tenanted portfolio • Lease terms of 3,5,7 years • Greater economic sensitivity REGIONAL TOP MARKETS TOTAL MARKET GLA (SF) SOUTHWEST 4.2 MILLION 29% Phoenix, AZ 1,152,000 Houston, TX 692,000 Dallas, TX 682,000 Denver, CO 260,000 NORTHEAST 2.9 MILLION 20% Pittsburgh, PA 1,094,000 Albany, NY 879,000 Boston, MA 611,000 Baltimore, MD 243,000 SOUTHEAST 4.5 MILLION 31% Greenville, SC 965,000 Miami, FL 753,000 Atlanta, GA 597,000 Raleigh, NC 245,000 MIDWEST 2.9 MILLION 20% Indianapolis, IN 850,000 TOTAL REGION GLA (SF) / % of Total On- Campus/ Affiliated, 96% Off- Campus, 4% Well-Located with Leading Health Systems

Leading owner of Medical Office Buildings National Property Management & Leasing Platform 14 Lincoln Medical Center Lincoln, CO | Acquired 2013 In-House Property Management Fully Integrated Platform for Tenant Satisfaction 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2010 2011 2012 2013 1Q14 • Organization Focused Entirely on Meeting Physician and Health System’s Unique Demands • 8 Regional Offices with focused leasing teams • Local property managers and building engineers covering 89% of HTA’s portfolio at 03/31/14 • Institutionalized Management Platform = Operating Efficiencies and Cost Reductions • Key reason for industry high tenant retention

Leading owner of Medical Office Buildings Strong Portfolio Growth from Asset Management 15 Strong Portfolio Fundamentals = Same Store Growth Portfolio Escalators Increasing Occupancy Improving Operating Efficiencies for Savings Operating Performance is Strong • Same Store Growth over 3.0% for last 6 quarters • Portfolio leased rate of 91.2% 1Q14, an increase of 30bps YoY Q113 • Good leasing pipeline with larger tenants • Rents rolling slightly positive • Rental Escalators – in place around 2.0%, 2014 new leases have escalators 2.75%+ Same Store Growth Execution 2.7% 2.4% 3.8% 3.4% 3.4% 3.2% 3.0% 3.0% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Investments Overview 16 Forest Park Tower Dallas, TX| Acquired 2013

Leading owner of Medical Office Buildings Investment Criteria 17 Disciplined growth while focused on maintaining a strong balance sheet Key Investment Criteria (i) On-Campus – Core, Critical Real Estate (ii) Affiliated with dominant health system expanding on-campus (iii) Ability to service with HTA’s in-house asset management platform (iv) Stabilized occupancy, strong rental rate fundamentals (v) Generally $25 to $75 million in size – meaningful to HTA (vi) Long term relationships with sellers – generally developers and health systems (vii) Accretive to cost of capital

Leading owner of Medical Office Buildings Recent Acquisitions 18 Acquired 2014 | $69 Million Acquired 2013 | $64 Million Acquired 2013 | $29 Million Acquired 2013 | $49 Million Acquired 2013 | $40 Million Acquired 2013 | $20 Mil io

Financial Policies and Performance 19 Texas A&M Health Science Center Bryan, TX| Acquired 2013

• $27 million of unrestricted cash as of 03/31/14 • $575 million credit facility availability as of 03/31/14 • Weighted average borrowing cost of 3.82% • Weighted average debt maturity of 5.0 yrs3 Strong, Flexible Balance Sheet Total Debt / 2014 EBITDA2 03/31/2014 Capital Structure1 1 Based on gross assets of 03/31/2014 2 Source SNL Financial consensus 2014 EBITDA 3 Pro forma for term loan refinancing in January 2014, including the extension option to 2019 Balance Sheet Capacity 20 Secured Debt 10.1% Unsecured Debt 21.0% Equity 68.9% Debt Maturities1,3 ($mm) $6 $74 $122 $101 $13 $86 $75 $300 $455 $0 $100 $200 $300 $400 $500 $600 2014 2015 2016 2017 2018 2019+ Secured debt Unsecured Debt % of Total 0.5% 6.0% 16.0% 8.2% 25.4% 43.9% 5.3x 4.8x 5.7x 6.4x 6.5x -1.0x 1.0x 3.0x 5.0x 7.0x 9.0x HTA HCP VTR HCN HR S&P AND MOODY’S UPGRADED HTA CREDIT TO BBB / BAA2 IN LAST 6 MONTHS

HTA – Company Highlights Medical Office Building Specialist 91.2% Leased Rate in Defensive, Growing Asset Class Low Leverage, High Liquidity Strong Industry & Macroeconomic Trends 21 Portfolio Expansion through Disciplined Acquisitions Strong Historical Returns